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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 19, 2003
                                                  -----------------


                         ASTHMA DISEASE MANAGEMENT, INC.
               (Exact Name of registrant as specified in charter)


          Delaware                     033-01534-D           22-3253496
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(State or Other Jurisdiction    (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)


1223 Berks Street, Suite 201, Philadelphia, PA                   19125
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (215) 634-4101
                                                   ----------------------------


         (Former name or former address, if changed since last report.)

                         -------------------------------

                     Exhibit Index appears on page 4 hereof.


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Item 4. Changes in Registrant's Certifying Accountant

     On February 18, 2003, Ciro E. Adams, CPA ("Adams") resigned as the independent auditor of Asthma Disease Management, Inc. (the "Company"). No report provided by Adams during his engagement by the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, other than Adams' audit report dated September 7, 2001, of the balance sheet dated May 31, 2001, and the related statements of operations, cash flows and changes in stockholders' equity, which was modified as to the uncertainty of the Company to continue as a going concern.

     During the term of Adams' engagement by the Company, there were no disagreements with Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Adams would have caused Adams to make reference to the subject matter of the disagreement in connection with Adams' report other than the following:

     1. The failure of the Company to disclose the suspension of the operation of its on-site clinical laboratory;

     2. Restrictions regarding the scope of the audit; and

     3. The failure of the Company to have its Form 10-QSB for the quarter ended February 28, 2001 reviewed by an independent auditor, and its failure to disclose such failure.

     On August 30, 2001, the Board of Directors of the Company and Adams discussed and resolved the disagreements referenced in numbers 1 through 3 above as previously reported on Form 8-K filed with the Securities and Exchange Commission on September 6, 2001.

     Ciro E. Adams, CPA, advised the Company of its requirement to file timely additional Forms 10-QSB and 10-KSB subsequent to his audit report dated September 7, 2001.

     Ciro E. Adams, CPA, reviewed the disclosure provided in this current report on Form 8-K prior to its filing with Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            By:_/s/ James F. O'Connor
                                ----------------------------------------------
                                Name: James F. O'Connor
                                Title:   Chairman of the Board of Directors

Date:  February 26, 2003


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                                  EXHIBIT INDEX
Exhibit No.

16.1 Letter from Ciro E. Adams, CPA stating that it has reviewed the current report on Form 8-K and has no objection to the statements made within such report.

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